EXHIBIT 10.23

                                 LOAN AGREEMENT

      THIS LOAN AGREEMENT (the "AGREEMENT"), is entered into as of February 12, 1997, between NUMEREX CORP. ("NUMEREX") AND ITS U.S. SUBSIDIARIES listed on the signature pages hereto (NumereX and such Subsidiaries each individually a "BORROWER" and collectively, the "BORROWERS"; NumereX and all of its Subsidiaries, both U.S. and foreign, are sometimes collectively referred to as "NUMEREX AND ITS SUBSIDIARIES"), and PNC BANK, NATIONAL ASSOCIATION (the "BANK").

      The Borrowers and the Bank, with the intent to be legally bound, agree as follows:

      1. LOAN AND SECURITY

            1.1 LOAN. The following loans, lines of credit and credit facilities (if one or more, collectively, the "LOAN"), made for the purpose indicated below shall be subject to and governed by this Agreement:

      Amount and Type                            Purpose
      ---------------                            -------

$10,000,000  Convertible Line of Credit          General working capital and
                                                 acquisitions

The Loan is or will be evidenced by a promissory note or notes of the Borrowers (if one or more, collectively, the "NOTE") acceptable to the Bank, which shall set forth the interest rate, repayment and other provisions, the terms of which are incorporated into this Agreement by reference.

            1.2 SECURITY. The security for repayment of the Loan shall consist of equity interests of NumereX's direct and indirect foreign subsidiaries pledged under stock pledge or similar agreements heretofore, contemporaneously or hereafter executed and delivered to the Bank (the "SECURITY DOCUMENTS"), which shall secure repayment of the Loan, the Note and all other loans, advances, debts, liabilities, obligations, covenants and duties owing by the Borrowers to the Bank of any kind or nature, present or future, whether or not evidenced by any note, guaranty or other instrument, whether arising under any agreement, instrument or document, whether or not for the payment of money, whether arising by reason of an extension of credit, opening of a letter of credit, loan or guarantee or in any other manner, whether arising out of overdrafts on deposit or other accounts or electronic funds transfers (whether through automatic clearing houses or otherwise) or out of the Bank's non-receipt of or inability to collect funds or otherwise not being made whole in connection with depository transfer check or other similar arrangements, whether direct or indirect (including those acquired by assignment or participation), absolute or contingent, joint or several, due or to become due, now existing or hereafter arising, and any amendments, extensions, renewals or increases and all costs and expenses of the Bank incurred in the documentation, negotiation, modification, enforcement, collection or otherwise in connection with any of the foregoing, including but not limited to reasonable attorneys' fees and expenses (hereinafter referred to collectively as the "OBLIGATIONS"). Unless expressly provided to the contrary in documentation for any other loan or loans, it is the express intent of the Bank and the

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Borrowers that all Obligations including those included in the Loan be cross-collateralized and cross-defaulted, such that collateral securing any of the Obligations shall secure repayment of all Obligations and a default under any Obligation shall be a default under all Obligations.

This Agreement, the Note, the Security Documents and all other related documents are collectively referred to as the "LOAN DOCUMENTS".

      2. REPRESENTATIONS AND WARRANTIES. Each Borrower hereby makes the following representations and warranties, which shall be continuing in nature and remain in full force and effect until the Obligations are paid in full, and which shall be true and correct except as otherwise set forth on the Schedules attached hereto and incorporated herein by reference:

            2.1. EXISTENCE, POWER AND AUTHORITY. NumereX and each of its Subsidiaries are duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization and have the power and authority to own and operate their assets and to conduct their business as now or proposed to be carried on, and each is duly qualified, licensed and in good standing to do business in all jurisdictions where its ownership of property or the nature of its business requires such qualification or licensing. NumereX and each of its Subsidiaries are duly authorized to execute and deliver the Loan Documents, all necessary action to authorize the execution and delivery of the Loan Documents has been properly taken, and each Borrower is and will continue to be duly authorized to borrow under this Agreement. NumereX and each of its Subsidiaries are duly authorized to perform all of the other terms and provisions of the Loan Documents.

            2.2. FINANCIAL STATEMENTS. The Borrowers have delivered or caused to be delivered the most recent balance sheet, income statement and statement of cash flows for NumereX and its Subsidiaries (the "HISTORICAL FINANCIAL STATEMENTS"). The Historical Financial Statements are true, complete and accurate in all material respects and fairly present the financial condition, assets and liabilities, whether accrued, absolute, contingent or otherwise and the results of the operations of NumereX and its Subsidiaries for the period specified therein. The Historical Financial Statements have been prepared in accordance with generally accepted accounting principles ("GAAP") consistently applied from period to period subject in the case of interim statements to normal year-end adjustments and to any comments and notes acceptable to the Bank in its sole discretion.

            2.3. NO MATERIAL ADVERSE CHANGE. Since the date of the most recent Financial Statements, NumereX and its Subsidiaries on a consolidated basis have not suffered any damage, destruction or loss, and no event or condition has occurred or exists, which has resulted or could result in a material adverse change in their business, assets, operations, financial condition or results of operation.

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            2.4. BINDING OBLIGATIONS. Each Borrower has full power and authority to enter into the transactions provided for in this Agreement and has been duly authorized to do so by appropriate action of its Board of Directors as may be required by law, charter, other organizational documents or agreements; and the Loan Documents, when executed and delivered by NumereX or any of its Subsidiaries which are parties to the Loan Documents, will constitute the legal, valid and binding obligations of such obligor, enforceable in accordance with their terms.

            2.5. NO DEFAULTS OR VIOLATIONS. There does not exist any Event of Default under this Agreement or any default or violation by NumereX or any of its Subsidiaries of or under any of the terms, conditions or obligations of: (i) its articles or certificate of incorporation, regulations or bylaws or its other organizational documents as applicable; (ii) any indenture, mortgage, deed of trust, franchise, permit, contract, agreement, or other instrument to which it is a party or by which it is bound; or (iii) any law, regulation, ruling, order, injunction, decree, condition or other requirement applicable to or imposed upon it by any law, the action by any court or any governmental authority or agency; and the consummation of this Agreement and the transactions set forth herein will not result in any such default or violation.

            2.6. TITLE TO ASSETS. NumereX and its Subsidiaries have good and marketable title to the assets reflected on the most recent Financial Statements, free and clear of all liens and encumbrances, except for (i) current taxes and assessments not yet due and payable, (ii) liens and encumbrances, if any, reflected or noted in the Historical Financial Statements, (iii) assets disposed of by NumereX or its Subsidiaries in the ordinary course of business since the date of the most recent Financial Statements, and (iv) those liens or encumbrances specified on Schedule 2.6.

            2.7. LITIGATION. There are no actions, suits, proceedings or governmental investigations pending or, to the knowledge of the Borrowers, threatened against NumereX or any of its Subsidiaries, which could result in a material adverse change in its business, assets, operations, financial condition or results of operations and there is no basis known to the Borrowers for any action, suit, proceedings or investigation which could result in such a material adverse change. All pending or threatened litigation against NumereX or any of its Subsidiaries is listed on Schedule 2.7.

            2.8. TAX RETURNS. NumereX and each of its Subsidiaries have filed all returns and reports that are required to be filed by any of them in connection with any federal, state or local tax, duty or charge levied, assessed or imposed upon any of them or any of their properties or withheld by any of them, including unemployment, social security and similar taxes and all of such taxes, have been either paid or adequate reserve or other provision has been made.

            2.9. EMPLOYEE BENEFIT PLANS. Each employee benefit plan as to which NumereX or any of its Subsidiaries may have any liability complies in all material respects with all applicable

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provisions of the Employee Retirement Income Security Act of 1974 ("ERISA"),
including minimum funding requirements, and (i) no Prohibited Transaction (as defined under ERISA) has occurred with respect to any such plan, (ii) no Reportable Event (as defined under Section 4043 of ERISA) has occurred with respect to any such plan which would cause the Pension Benefit Guaranty Corporation to institute proceedings under Section 4042 of ERISA, (iii) the Borrower has not withdrawn from any such plan or initiated steps to do so, and
(iv) no steps have been taken to terminate any such plan.




            2.10. ENVIRONMENTAL MATTERS. NumereX and its Subsidiaries are in compliance, in all material respects, with all Environmental Laws, including, without limitation, all Environmental Laws in jurisdictions in which NumereX or any Subsidiary owns or operates, or has owned or operated, a facility or site, stores Collateral, arranges or has arranged for disposal or treatment of hazardous substances, solid waste or other waste, accepts or has accepted for transport any hazardous substances, solid waste or other wastes or holds or has held any interest in real property or otherwise. Except as otherwise disclosed on Schedule 2.7, no litigation or proceeding arising under, relating to or in connection with any Environmental Law is pending or, to the best of the Borrowers' knowledge, threatened against any real property which NumereX or any of its Subsidiaries holds or has held an interest or any past or present operation of NumereX or any such Subsidiary. No release, threatened release or disposal of hazardous waste, solid waste or other wastes is occurring, or to the best of the Borrowers' knowledge has occurred, on, under or to any real property in which NumereX or any of its Subsidiaries holds any interest or performs any of its operations, in violation of any Environmental Law. As used in this Section, "LITIGATION OR PROCEEDING" means any demand, claim notice, suit, suit in equity, action, administrative action, investigation or inquiry whether brought by a governmental authority or other person, and "ENVIRONMENTAL LAWS" means all provisions of laws, statutes, ordinances, rules, regulations, permits, licenses, judgments, writs, injunctions, decrees, orders, awards and standards promulgated by any governmental authority concerning health, safety and protection of, or regulation of the discharge of substances into, the environment.

            2.11. INTELLECTUAL PROPERTY. NumereX and each Subsidiary owns or is licensed to use all patents, patent rights, trademarks, trade names, service marks, copyrights, intellectual property, technology, know-how and processes used in their businesses as currently conducted that are material to the condition (financial or otherwise), business or operations of NumereX or its Subsidiaries.

            2.12. REGULATORY MATTERS. No part of the proceeds of the Loan will be used for "purchasing" or "carrying" any "margin stock" within the respective meanings of each of the quoted terms under Regulation U of the Board of Governors of the Federal Reserve System as now and from time to time in effect or for any purpose which violates the provisions of the Regulations of such Board of Governors.

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            2.13. SOLVENCY. As of the date hereof and after giving effect to the transactions contemplated by the Loan Documents, (i) the aggregate value of the assets of NumereX and its Subsidiaries will exceed their liabilities (including contingent, subordinated, unmatured and unliquidated liabilities), (ii) NumereX and its Subsidiaries will have sufficient cash flow to enable them to pay their debts as they mature, and (iii) NumereX and its Subsidiaries will not have unreasonably small capital for the businesses in which they are engaged.

            2.14. DISCLOSURE. None of the Loan Documents contains or will contain any untrue statement of material fact or omits or will omit to state a material fact necessary in order to make the statements contained in this Agreement or the Loan Documents not misleading. There is no fact known to any Borrower which materially adversely affects or, so far as the Borrowers can now reasonably foresee, might materially adversely affect the business, assets, operations, financial condition or results of operation of NumereX or any Subsidiary and which has not otherwise been fully set forth in this Agreement, the Schedules hereto or in the Loan Documents.

            2.15. SUBSIDIARIES. A complete listing of the Borrowers' Subsidiaries, including information about their jurisdictions of formation and their equity ownership is set forth on Schedule 2.15. As used in this Agreement, a "SUBSIDIARY" of any Borrower at any time shall mean (i) any corporation, Company or trust of which 50% or more (by number of shares or number of votes) of the outstanding capital stock or shares of beneficial interest normally entitled to vote for the election of one or more directors or trustees is at such time owned directly or indirectly by such Borrower or one or more of such Borrower's Subsidiaries, or any partnership of which such Borrower is a general partner or of which 50% or more of the partnership interests is at the time directly or indirectly owned by such Borrower or one or more of such Borrower's Subsidiaries, or (ii) any corporation, company, trust, partnership or other entity which is controlled or capable of being controlled by such Borrower or one or more of such Borrower's Subsidiaries.

      3. AFFIRMATIVE COVENANTS. Each Borrower agrees that from the date of execution of this Agreement until all Obligations have been fully paid and any commitments of the Bank to the Borrowers have been terminated, such Borrower will, and will cause each of its Subsidiaries to:

            3.1. BOOKS AND RECORDS. Maintain books and records in accordance with GAAP and give representatives of the Bank access thereto at all reasonable times, including permission to examine, copy and make abstracts from any of such books and records and such other information as the Bank may from time to time reasonably request, and NumereX and its Subsidiaries will make available to the Bank for examination copies of any reports, statements or returns which NumereX or any Subsidiary may make to or file with any governmental department, bureau or agency, federal or state.

            3.2. INTERIM FINANCIAL STATEMENTS; CERTIFICATE OF NO DEFAULT. Furnish the Bank within 45 days after the end of each fiscal quarter the Financial Statements of NumereX and its

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Subsidiaries for such period, in reasonable detail, certified by an authorized officer of NumereX and prepared in accordance with GAAP applied from period to period subject to normal year end adjustments, including footnotes and explanations. NumereX shall also deliver a certificate, in the form of Exhibit A attached hereto, as to compliance with applicable financial covenants for the period then ended and whether any Event of Default exists, and, if so, the nature thereof and the corrective measures the Borrower proposes to take. "FINANCIAL STATEMENTS" means NumereX consolidated and consolidating balance sheets, income statements and statements of cash flows of NumereX and its Subsidiaries for the year, month or quarter together with year-to-date figures and comparative figures for the corresponding periods of the prior year.

            3.3. ANNUAL FINANCIAL STATEMENTS. Furnish annual Financial Statements for NumereX and its Subsidiaries to the Bank within 120 days after the end of each fiscal year. The annual consolidated Financial Statements will be audited by an independent certified public accountant selected by the NumereX and satisfactory to the Bank; the annual consolidating Financial Statements shall be certified by an authorized officer of NumereX. The annual audited Financial Statements shall contain the unqualified opinion of the independent certified public accountant whose examination shall have been made in accordance with GAAP consistently applied from period to period.

            3.4. PAYMENT OF TAXES AND OTHER CHARGES. Pay and discharge when due all indebtedness and all taxes, assessments, charges, levies and other liabilities imposed upon NumereX and its Subsidiaries, their income, profits, property or business, except those which currently are being contested in good faith by appropriate proceedings and for which NumereX and its Subsidiaries shall have set aside adequate reserves or made other adequate provision with respect thereto acceptable to the Bank in its sole discretion.

            3.5. MAINTENANCE OF EXISTENCE, OPERATION AND ASSETS. Do all things necessary to maintain, renew and keep in full force and effect its organizational existence and all rights, permits and franchises necessary to enable it to continue its business; continue in operation in substantially the same manner as at present; keep its properties in good operating condition and repair; and make all necessary and proper repairs, renewals, replacements, additions and improvements thereto.

            3.6. INSURANCE. Maintain with financially sound and reputable insurers, insurance with respect to its property and business against such casualties and contingencies, of such types and in such amounts as is customary for established companies engaged in the same or similar business and similarly situated.

            3.7. COMPLIANCE WITH LAWS. Comply, in all material respects, with all laws applicable to it and to the operation of its business (including any statute, rule or regulation relating to employment practices and pension benefits or to environmental, occupational and health standards and controls).

                                       -6-

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            3.8. BANK ACCOUNTS. Establish and maintain at the Bank each
Borrower's primary depository and disbursement accounts.

            3.9. FINANCIAL COVENANTS. Comply with all of the financial and other covenants, if any, set forth on the Addendum.

            3.10. ADDITIONAL REPORTS. Provide prompt written notice to the Bank of the occurrence of any of the following (together with a description of the action which the Borrower proposes to take with respect thereto): (i) any Event of Default or potential Event of Default, (ii) any litigation filed by or against NumereX or any of its Subsidiaries, (iii) any Reportable Event or Prohibited Transaction with respect to any Employee Benefit Plan(s) (as defined in ERISA) or (iv) any event which might result in a material adverse change in the business, assets, operations, financial condition or results of operation of NumereX or any of its Subsidiaries.

            3.11. ANNUAL PROJECTIONS, ETC. Furnish annual projections and additional financial information, as the Bank may request.

      4. NEGATIVE COVENANTS. Each Borrower covenants and agrees that from the date of execution of this Agreement until all Obligations have been fully paid and any commitments of the Bank to the Borrowers have been terminated, such Borrower will not, and will not permit any of its Subsidiaries to, without the Bank's prior written consent:

            4.1. INDEBTEDNESS. Incur any indebtedness for borrowed money other than: (i) the Loan and any subsequent indebtedness to the Bank; (ii) existing indebtedness disclosed on the Historical Financial Statements referred to in
Section 3.2; and (iii) indebtedness not to exceed $500,000 in the aggregate outstanding for NumereX and its Subsidiaries at any time.

            4.2. LIENS AND ENCUMBRANCES. Create, assume or permit to exist any mortgage, pledge, encumbrance or other security interest or lien upon any assets (including equity interests in any Subsidiary of NumereX) now owned or hereafter acquired or enter into any arrangement for the acquisition of property subject to any conditional sales agreement except (i) liens and encumbrances described in Section 2.6 (ii) liens and encumbrances securing indebtedness permitted under
Section 4.1(iii) and (iii) liens and encumbrances in favor of Bank.

            4.3. GUARANTEES. Guarantee, endorse or become contingently liable for the obligations of any person, firm or corporation, except (a) as provided in Section 4.1, and (b) in connection with the endorsement and deposit of checks in the ordinary course of business for collection.

            4.4. LOANS, ADVANCES, INVESTMENTS. Purchase or hold beneficially any stock, other securities or evidences of indebtedness of any loans or advances to, or make any investment or acquire any interest whatsoever in, any other person, firm or corporation, except loans, advances

                                       -7-

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and investments that are (i) disclosed on the Historical Financial Statements of
NumereX and its Subsidiaries, (ii) acceptable to the Bank in its sole discretion, (iii) permitted under Section 4.8, (iv) from any Subsidiary of any Borrower to a Borrower, and (v) from NumereX to its Canadian Subsidiary in the total amount of not more than $250,000.

            4.5. MERGER OR TRANSFER OF ASSETS. Merge or consolidate with or into any person, firm or corporation or lease, sell, transfer or otherwise dispose of all, or substantially all, of its property, assets and business whether now owned or hereafter acquired; provided, however, that NumereX may sell Digital Audio Limited (UK).

            4.6. CHANGE IN BUSINESS. Make or permit any material change in the nature of its business as carried on as of the date hereof.

            4.7. DIVIDENDS. Declare or pay any dividends on or make any distribution with respect to any class of its equity or ownership interest, or purchase, redeem, retire or otherwise acquire any of its equity, if such action would cause an Event of Default; nor shall any Subsidiary of any Borrower pay any dividend or any distribution to anyone other than a Borrower.

            4.8. ACQUISITIONS. Acquire any person, firm or corporation unless
(i) the acquisition fits within such Borrower's current strategic business direction in its present lines of business, (ii) no Event of Default exists at the time of the acquisition or would result from the acquisition, and (iii) the consideration paid for the acquisition when added to the consideration paid for all other acquisitions after the date of this Agreement for which written approval is not required is valued at less than $1,500,000.

            4.9. SUBSIDIARIES. Create or acquire any Subsidiary unless (i) such Subsidiary joins this Agreement as a Borrower; or (ii) if the Subsidiary is a foreign entity and NumereX so chooses, 65% of the equity of such foreign Subsidiary is pledged to the Bank as collateral security for the Obligations.

            4.10. NEGATIVE PLEDGES. Agree with any party to limit its ability to provide collateral security to Bank.

      5. EVENTS OF DEFAULT. The occurrence of any of the following will be deemed to be an "EVENT OF DEFAULT":

            5.1. COVENANT DEFAULT. The Borrowers shall default in the performance of any of the covenants or agreements contained in this Agreement.

            5.2. BREACH OF WARRANTY. Any Financial Statement, representation, warranty or certificate made or furnished by the Borrowers to the Bank in connection with this Agreement shall be false, incorrect or incomplete when made.

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            5.3. OTHER DEFAULT. The occurrence of an Event of Default as defined in the Note or other Loan Documents.

            5.4. CHANGE IN CONTROL OF NUMEREX. The occurrence of a change of control in the beneficial ownership of NumereX. For purposes of this Section 5.4, a "change of control" shall occur if any person or group of persons (within the meaning of Sections 13(a) or 14(a) of the Securities Exchange Act of 1934, as amended) other than Gwynedd Resources, Ltd. shall have acquired beneficial ownership (within the meaning of Rule 13d-3 promulgated by the Securities Exchange Commission under said Act) of 20% or more of the voting capital stock of NumereX.

Upon the occurrence of an Event of Default, the Bank will have all rights and remedies specified in the Note and the Loan Documents and all rights and remedies (which are cumulative and not exclusive) available under applicable law or in equity.


      6. CONDITIONS. The Bank's obligation to make any advance under the Loan is subject to the conditions that as of the date of the advance:

            6.1. NO EVENT OF DEFAULT. No Event of Default or event which with the passage of time, provision of notice or both would constitute an Event of Default shall have occurred and be continuing.

            6.2. AUTHORIZATION DOCUMENTS. The Bank shall have been furnished certified copies of resolutions of each Borrower's board of directors authorizing the transactions contemplated hereby or other proof of authorization satisfactory to the Bank.

            6.3. RECEIPT OF LOAN DOCUMENTS. The Bank shall have received the Loan Documents and such other instruments and documents which the Bank may reasonably request in connection with the transactions provided for in this Agreement, which may include an opinion of counsel for any party executing any of the Loan Documents in form and substance satisfactory to the Bank.

      7. EXPENSES. The Borrowers agree to pay the Bank, upon the closing of this Agreement, and otherwise on demand, all costs and expenses incurred by the Bank in connection with the (i) preparation, negotiation and delivery of this Agreement and the other Loan Documents, and any modifications thereto, and (ii) collecting the loan or instituting, maintaining, preserving, enforcing and foreclosing the security interest in any of the collateral securing the Loan, whether through judicial proceedings or otherwise, or in defending or prosecuting any actions or proceedings arising out of or relating to this Agreement, including reasonable fees and expenses of counsel (which may include costs of in-house counsel) and foreign counsel, expenses for auditors, appraisers and environmental consultants, lien searches, recording and filing fees and taxes.

      8. INCREASED COSTS. On written demand, together with the written evidence of the justification therefor, the Borrowers agree to pay the Bank, all direct costs incurred and any losses

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suffered or payments made by the Bank as a consequence of making the Loan by reason of any change in law or regulation or its interpretation imposing any reserve, deposit, allocation of capital or similar requirement (including without limitation, Regulation D of the Board of Governors of the Federal Reserve System) on the Bank, its holding company or any of their respective assets.

      9. MISCELLANEOUS.

            9.1. NOTICES. All notices, demands, requests, consents, approvals and other communications required or permitted hereunder must be in writing and will be effective upon receipt if delivered personally to such party, or if sent by facsimile transmission with confirmation of delivery, or by nationally recognized overnight courier service, to the address set forth below or to such other address as any party may give to the other in writing for such purpose:


      TO THE BANK:   PNC BANK, N.A.

                     1000 WESTLAKES DRIVE, SUITE 200
                     BERWYN, PA  19312
                     ATTENTION:  KRISTEN E. TALABER
                     FACSIMILE NO.:  (610) 725-5799
                     TELEPHONE NO.:  (610) 725-5742

    TO ANY BORROWER: NUMEREX CORP.

                     ROSE TREE CORPORATE CENTER II, SUITE 5500
                     1400 N. PROVIDENCE ROAD
                     MEDIA, PA  19063
                     ATTENTION:  CHARLES L. MCNEW
                     FACSIMILE NO.:  (610) 892-0725
                     TELEPHONE NO.:  (610) 892-0316

            9.2. PRESERVATION OF RIGHTS. No delay or omission on the part of the Bank to exercise any right or power arising hereunder will impair any such right or power or be considered a waiver of any such right or power or any acquiescence therein, nor will the action or inaction of the Bank impair any right or power arising hereunder. The Bank's rights and remedies hereunder are cumulative and not exclusive of any other rights or remedies which the Bank may have under other agreements, at law or in equity.

            9.3. ILLEGALITY. In case any one or more of the provisions contained in this Agreement should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

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            9.4. CHANGES IN WRITING. No modification, amendment or waiver of any provision of this Agreement nor consent to any departure by the Borrowers therefrom, will in any event be effective unless the same is in writing and signed by the Bank, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice to or demand on the Borrowers in any case will entitle the Borrowers to any other or further notice or demand in the same, similar or other circumstance.

            9.5. ENTIRE AGREEMENT. This Agreement (including the documents and instruments referred to herein) constitutes the entire agreement and supersedes all other prior agreements and understandings, both written and oral, between the parties with respect to the subject matter hereof.

            9.6. COUNTERPARTS. This Agreement may be signed in any number of counterpart copies and by the parties hereto on separate counterparts, but all such copies shall constitute one and the same instrument.

            9.7. SUCCESSORS AND ASSIGNS. This Agreement will be binding upon and inure to the benefit of the Borrowers and the Bank and their respective heirs, executors, administrators, successors and assigns; provided, however, that the Borrowers may not assign this Agreement in whole or in part without the prior written consent of the Bank and the Bank at any time may assign this Agreement in whole or in part.

            9.8. INTERPRETATION. In this Agreement, unless the Bank and the Borrowers otherwise agree in writing, the singular includes the plural and the plural the singular; words importing any gender include the other genders; references to statutes are to be construed as including all statutory provisions consolidating, amending or replacing the statute referred to; the word "or" shall be deemed to include "and/or", the words "including", "includes" and "include" shall be deemed to be followed by the words "without limitation"; references to articles, sections (or subdivisions of sections) or exhibits are to those of this Agreement unless otherwise indicated; and references to agreements and other contractual instruments shall be deemed to include all subsequent amendments and other modifications to such instruments, but only to the extent such amendments and other modifications are not prohibited by the terms of this Agreement. Section headings in this Agreement are included for convenience of reference only and shall not constitute a part of this Agreement for any other purpose. Unless otherwise specified in this Agreement, all accounting terms shall be interpreted and all accounting determinations shall be made in accordance with GAAP. If this Agreement is executed by more than one party as Borrower, the obligations of such persons or entities will be joint and several.

            9.9. INDEMNITY. The Borrowers agree to indemnify each of the Bank, its directors, officers and employees and each legal entity, if any, who controls the Bank (the "INDEMNIFIED PARTIES") and to hold each Indemnified Party harmless from and against any and all claims, damages, losses, liabilities and expenses (including, without limitation, all fees of counsel with whom any Indemnified Party may consult and all expenses of litigation or preparation therefor) which any Indemnified Party may incur or which may be asserted against any Indemnified Party in connection with or arising out of the matters referred to in this Agreement or in the other Loan Documents by any person, entity or governmental authority (including any person or entity claiming derivatively on behalf of the Borrowers), whether (a) arising from or incurred in connection with any breach of a representation, warranty or covenant by any Borrower, or (b) arising out of or resulting from any suit, action, claim, proceeding or governmental investigation, pending or threatened, whether based on statute, regulation or order, or tort, or contract or otherwise, before any court or governmental authority, which arises out of or relates to this Agreement, any other Loan Document, or the use of the proceeds of the Loan; provided, however, that the foregoing indemnity agreement shall not apply to claims, damages, losses, liabilities and expenses solely attributable to an Indemnified Party's gross negligence or willful misconduct. The indemnity agreement contained in this Section shall survive the termination of this Agreement, payment of any Loan and assignment of any rights hereunder. The Borrowers may participate at its expense in the defense of any such action or claim.

            9.10. ASSIGNMENTS AND PARTICIPATIONS. At any time, without any notice to the Borrowers, the Bank may sell, assign, transfer, negotiate, grant participations in, or otherwise dispose of all or any part of the Bank's interest in the Loan. The Borrowers hereby authorize the Bank to provide, without any notice to the Borrowers, any information concerning the Borrowers, including information pertaining to the Borrowers' financial condition, business operations or general creditworthiness, to any person or entity which may succeed to or participate in all or any part of the Bank's interest in the Loan.

            9.11. GOVERNING LAW AND JURISDICTION. This Agreement has been delivered to and accepted by the Bank and will be deemed to be made in the State where the Bank's office indicated above is located. THIS AGREEMENT WILL BE INTERPRETED AND THE RIGHTS AND LIABILITIES OF THE PARTIES HERETO DETERMINED IN ACCORDANCE WITH THE LAWS OF THE STATE WHERE THE BANK'S OFFICE INDICATED ABOVE IS LOCATED, EXCLUDING ITS CONFLICT OF LAWS RULES. The Borrowers hereby irrevocably consent to the exclusive jurisdiction of any state or federal court for the county or judicial district where the Bank's office indicated above is located, and consents that all service of process be sent by nationally recognized overnight courier service directed to the Borrowers at the Borrowers' registered addresses or Borrowers' commercial registered office provider and service so made will be deemed to be completed on the business day after deposit with such courier; provided that nothing contained in this Agreement will prevent the Bank from bringing any action, enforcing any award or judgment or exercising any rights against any Borrower individually, against any security or against any property of the Borrowers within any other county, state or other foreign or domestic jurisdiction. The Bank and the Borrowers agree that the venue provided above is the most convenient forum for both the Bank and the Borrowers. The Borrowers waive any objection to venue and any objection based on a more convenient forum in any action instituted under this Agreement.

            9.12. WAIVER OF JURY TRIAL. EACH OF THE BORROWERS AND THE BANK IRREVOCABLY WAIVES ANY AND ALL RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR CLAIM OF ANY NATURE RELATING TO THIS AGREEMENT, ANY DOCUMENTS EXECUTED IN CONNECTION WITH THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED IN ANY OF SUCH DOCUMENTS. EACH BORROWER AND THE BANK ACKNOWLEDGE THAT THE FOREGOING WAIVER IS KNOWING AND VOLUNTARY.

            9.13. APPOINTMENT OF AGENT. The Borrowers shall appoint an agent such as CT Corporation, acceptable to Bank, as its agent for the service of process on any action or proceeding undertaken or prosecuted in connection with this Agreement or any of the other Loan Documents. This appointment shall not affect the Bank's right to serve legal process in any other manner permitted by law.

            9.14. JOINT AND SEVERAL LIABILITY. The Obligations of each Borrower under this Agreement, the Note and other Loan Documents are joint and several.


            9.15 CONFIDENTIAL INFORMATION. The Bank acknowledges that the reports, documents and other information supplied or to be supplied by the Borrowers to the Bank pursuant to this Agreement, including without limitation, the reports, documents and other information to be supplied pursuant to Section 3.2, are confidential (all such reports, documents and other information are hereinafter referred to as "CONFIDENTIAL INFORMATION"). Notwithstanding the foregoing, Confidential Information shall not include any reports, documents and other information which are, or become, generally available to the public other than as a result of a breach of this Section 9.15 by the Bank or its respective directors, officers, employees, representatives, agents, affiliates or professional advisors. Without the prior written consent of the Borrowers, the Bank shall not disclose any Confidential Information to any person or entity other than (a) its respective directors, officers, employees, representatives, agents, affiliates and professional advisors and then only on a "need to know" basis (the "Permitted Persons") or (b) to, or in any filing with, any state of federal regulatory agency to which the Bank is required to report by its charter or by statute or regulation. The Bank shall cause all Permitted Persons to comply with all the terms and covenants of this Section 9.15. The Bank shall inform all Permitted Persons of the confidential nature of the Confidential Information and shall, if requested by the Borrowers, obtain the written agreement of all Permitted Persons to be bound by and comply with the provisions of this Section 9.15 on the same terms and conditions as if specifically named a party. Without limiting the generality of the foregoing, the Bank agrees that it shall not trade in, or make recommendations concerning trades in, the common stock or other securities of the Borrowers. The Bank acknowledges that any breach of this Section 9.15 may cause irreparable injury to a Borrower for which money damages could not adequately compensate. If there is such a breach, such Borrower shall be entitled, in addition to any other rights and remedies they may have at law or in equity, to have an injunction issued by any competent court enjoining and restraining the breaching parties from continuing such breach. The existence of any claim or cause of action which any of the breaching parties may have against the Borrowers shall not constitute a defense or bar to the enforcement of this
Section 9.15. Notwithstanding the foregoing, if the Bank is required to disclose any Confidential Information in a judicial, administrative or governmental proceeding, the Bank will notify the Borrowers as promptly as practicable so that the Borrowers may either seek an appropriate protective order or relief or waive the provisions of this Section 9.15. If, in the absence of any such protective order, relief or waiver, the Bank is required, in the written opinion of its legal counsel, to disclose Confidential Information to any court, governmental agency or tribunal or else stand liable for contempt or other penalty, the Bank may disclose such Confidential Information without liability hereunder.

Each Borrower acknowledges that it has read and understood all the provisions of this Agreement, including the waiver of jury trial, and has been advised by counsel as necessary or appropriate.

      WITNESS the due execution hereof as a document under seal, as of the date first written above.



[CORPORATE SEAL]                       NUMEREX CORP.




Attest: /s/ Robert Drennen             By: /s/ Charles L. McNew
        --------------------------     -----------------------------------

Print Name:    Robert Drennen          Print Name:
           -----------------------                ------------------------

Title:      Senior Accountant          Title:
      ----------------------------           -----------------------------



[CORPORATE SEAL]                       DCX SYSTEMS, INC.



Attest: /s/ Robert Drennen             By: /s/ Charles L. McNew
        --------------------------     -----------------------------------

Print Name:    Robert Drennen          Print Name:
           -----------------------                ------------------------

Title:      Senior Accountant          Title:
      ----------------------------           -----------------------------



[CORPORATE SEAL]                       DIGILOG INC.


Attest: /s/ Robert Drennen             By: /s/ Charles L. McNew
        --------------------------     -----------------------------------

Print Name:    Robert Drennen          Print Name:
           -----------------------          ------------------------------

Title:      Senior Accountant          Title:
      ----------------------------           -----------------------------

[CORPORATE SEAL]                       NUMEREX INVESTMENT CORP.



Attest: /s/ Robert Drennen             By: /s/ Charles L. McNew
        --------------------------     -----------------------------------

Print Name:    Robert Drennen          Print Name:
           -----------------------                ------------------------

Title:      Senior Accountant          Title:
      ----------------------------           -----------------------------



                                       PNC BANK, NATIONAL ASSOCIATION

                                       By: /s/ Kristen Talaber
                                           -------------------------------

                                       Print Name:    Kristen Talaber
                                                  ------------------------

                                       Title:    Asst. Vice President
                                             -----------------------------

                                    ADDENDUM

                               FINANCIAL COVENANTS

DEBT SERVICE COVERAGE RATIO. Beginning with the fiscal quarter ending January 31, 1997, the Borrowers will not permit the ratio of Operating Cash Flow to Debt Service, calculated on a rolling basis as of the end of each fiscal quarter for the previous four quarters, to be less than 1.10 to 1.00; provided, however, that for the fiscal quarters ending January 31, April 30, and July 31, 1997, the Debt Service Coverage Ratio will be measured cumulatively at quarter end for such quarters only and not any prior quarters ending in fiscal year 1996.

FIXED CHARGE COVERAGE RATIO. The Borrowers will cause NumereX and its Subsidiaries to maintain a Fixed Charge Coverage Ratio of at least 1.00 to 1 as of the end of each fiscal quarter, beginning with the fiscal quarter ending January 31, 1997.

LEVERAGE RATIO. The Borrowers will not permit (i) the ratio of their consolidated liabilities to their consolidated Tangible Net Worth to exceed 1.20 to 1.00 at any time or (ii) the ratio of consolidated liabilities to Tangible Net Worth for NumereX and its Subsidiaries to exceed 1.00 to 2.00 at any time.

TANGIBLE NET WORTH. The Borrowers (i) will maintain at all times consolidated Tangible Net Worth of at least $18,000,000 and (ii) will cause NumereX and its Subsidiaries to maintain at all times consolidated Tangible Net Worth of at least $32,500,000.

OPERATING INCOME. The Borrowers will not have an operating loss for any fiscal quarter or year, except that the Borrowers may have operating losses during fiscal 1997 so long as the cumulative amount of such losses does not exceed $250,000 for the fiscal year ending October 31, 1997. The quarterly calculation of operating income shall not take into account expenses of foreign Subsidiaries of NumereX which are eliminated in the annual consolidated Financial Statements.

As used above:

"DEBT SERVICE" means the sum of scheduled principal payments of long term debt plus interest expense, measured for Borrowers on a consolidated basis at the end of each quarter.

"EBITDA" means consolidated net income plus non-recurring, non-cash extraordinary items, income tax expense, interest expense, depreciation and amortization, measured at the end of each fiscal quarter for the previous four quarters.

"FIXED CHARGES" means the consolidated sum of principal payments of long term debt, interest expense, capital expenditures, income tax expense and dividends, measured at the end of each fiscal quarter for the previous four quarters.

"FIXED CHARGE COVERAGE RATIO" means the ratio of EBITDA to Fixed Charges.

"OPERATING CASH FLOW" means net income plus interest expense, depreciation and amortization measured for Borrowers on a consolidated basis at the end of each fiscal quarter.

"TANGIBLE NET WORTH" means total consolidated stockholders' equity (which shall not include expenses of foreign Subsidiaries of NumereX which are eliminated in the annual consolidated Financial Statements) less total consolidated net intangible assets.

All accounting terms not otherwise defined shall be defined, and all calculations and other determinations shall be made, in accordance with GAAP consistently applied from period to period.

                         ADDITIONAL TERMS AND CONDITIONS

            PLEDGE OF STOCK IN CANADIAN SUBSIDIARY. The equity interests in DCX Systems Company, NumereX's existing Canadian Subsidiary, cannot be transferred because of a provision in its charter which cannot be amended. Within ten days after the date of this Agreement, however, NumereX will either (i) cause DCX Systems Company to discontinue operations and form a new Canadian Subsidiary whose shares can be transferred or (ii) amalgamate DCX Systems Company with another Canadian Subsidiary so that the shares in the resulting company can be transferred. In either event, within the same ten day period, NumereX will also deliver to Bank Security Documents by which NumereX pledges 65% of the equity interests in its ultimate Canadian Subsidiary, accompanied by a legal opinion from Canadian counsel in form and substance satisfactory to Bank.

            RELEASE OF CERTAIN LIENS. Within 30 days of the date of this Agreement, NumereX shall provide the Bank with satisfactory evidence that Lloyds Bank has released its charge against the property of Digital Audio Limited. In addition, as a condition precedent to the initial advance of the Loan, NumereX shall provide the Bank with satisfactory evidence that (a) Digital Audio Limited has terminated its line of credit with Lloyds Bank and taken appropriate steps to assure the release of Lloyd's charge within 30 days of the date of this Agreement and (b) Joseph Mariano "and others" have released the charge they hold on the property of Versus Technology Limited.

                                    EXHIBIT A

                         FORM OF COMPLIANCE CERTIFICATE

Submitted under the terms of the Loan Agreement dated February 10, 1997 between NUMEREX CORP. AND ITS U.S. SUBSIDIARIES and PNC BANK, NATIONAL ASSOCIATION, the undersigned, Chief Financial Officer of NumereX Corp., hereby certifies as follows:


As of Fiscal Quarter Ending ________________________:
(A)   For NumereX Corp. and its U.S. Subsidiaries

      (i)   DEBT SERVICE COVERAGE RATIO:                                         _____________

      (ii)  TANGIBLE NET WORTH:                                                  _____________

      (iii) LEVERAGE RATIO:                                                      _____________

      (iv)  MINIMUM OPERATING INCOME:                                            _____________

(B)   For NumereX Corp. and its Subsidiaries (both U.S. and foreign)

      (i)   FIXED CHARGE COVERAGE RATIO:                                         _____________

      (ii)  TANGIBLE NET WORTH:                                                  _____________

      (iii) LEVERAGE RATIO:                                                      _____________


(C) The representations and warranties set forth in the Loan Agreement are true and correct on and as of the date hereof. During such period no Event of Default has occurred under the Loan Agreement, and no event has occurred which, with the passage of time or the giving of notice, or both, would become such an Event of Default. Borrowers are in compliance with all terms, conditions and provisions of the Loan Agreement and the Note between Borrowers and Bank.

(D) A review of the activities of each Borrower and each foreign subsidiary of NumereX Corp. during the immediately preceding calendar quarter has been made under the immediate supervision of the Chief Financial Officer of NumereX Corp., and such officer has determined that all of the obligations or covenants under the Loan Agreement and in connection therewith have been fulfilled.

NUMEREX CORP.

CHARLES L. MCNEW

CHIEF FINANCIAL OFFICER                                                      DATE:____________

AMENDMENT TO LOAN DOCUMENTS                                          [LOGO]

      THIS AMENDMENT TO LOAN DOCUMENTS (THIS "AMENDMENT") IS MADE AS OF JULY 1, 1997, BY AND BETWEEN NUMEREX CORP. ("NUMEREX") AND ITS U.S. SUBSIDIARIES LISTED ON THE SIGNATURE PAGES HERETO (NUMEREX AND SUCH SUBSIDIARIES EACH INDIVIDUALLY A "BORROWER" AND COLLECTIVELY, THE "BORROWERS"), AND PNC BANK, NATIONAL ASSOCIATION (THE "BANK").

                                   WITNESSETH:

      WHEREAS, THE BORROWERS HAVE EXECUTED AND DELIVERED TO THE BANK, A PROMISSORY NOTE, LOAN AGREEMENT, PLEDGE AGREEMENT, AND OTHER INSTRUMENTS, CERTIFICATES AND DOCUMENTS, MORE FULLY DESCRIBED ON EXHIBIT A ATTACHED HERETO AND MADE A PART HEREOF (COLLECTIVELY, THE "LOAN DOCUMENTS") WHICH EVIDENCE OR SECURE SOME OR ALL OF THE BORROWERS' OBLIGATIONS TO THE BANK FOR ONE OR MORE LOANS OR OTHER EXTENSION OF CREDIT (THE "OBLIGATIONS"); AND

      WHEREAS, THE BORROWERS AND THE BANK DESIRE TO AMEND THE LOAN DOCUMENTS AS PROVIDED FOR BELOW;

      NOW, THEREFORE, IN CONSIDERATION OF THE MUTUAL COVENANTS HEREIN CONTAINED AND INTENDING TO BE LEGALLY BOUND HEREBY, THE PARTIES HERETO AGREE AS FOLLOWS:

      1. EACH OF THE LOAN DOCUMENTS IS AMENDED AS SET FORTH IN EXHIBIT A. ANY AND ALL REFERENCES TO ANY LOAN DOCUMENT IN ANY OTHER LOAN DOCUMENT SHALL BE DEEMED TO REFER TO SUCH LOAN DOCUMENT AS AMENDED HEREBY. ANY INITIALLY CAPITALIZED TERMS USED IN THIS AMENDMENT WITHOUT DEFINITION SHALL HAVE THE MEANINGS ASSIGNED TO THOSE TERMS IN THE LOAN DOCUMENTS.

      2. THIS AMENDMENT IS DEEMED INCORPORATED INTO EACH OF THE LOAN DOCUMENTS. TO THE EXTENT THAT ANY TERM OR PROVISION OF THIS AMENDMENT IS OR MAY BE DEEMED EXPRESSLY INCONSISTENT WITH ANY TERM OR PROVISION IN ANY LOAN DOCUMENT, THE TERMS AND PROVISIONS HEREOF SHALL CONTROL.

      3. EACH BORROWER HEREBY REPRESENTS AND WARRANTS THAT (A) ALL OF ITS REPRESENTATIONS AND WARRANTIES IN THE LOAN DOCUMENTS ARE TRUE AND CORRECT, (B) NO DEFAULT OR EVENT OF DEFAULT EXISTS UNDER ANY LOAN DOCUMENT, OTHER THAN THE BORROWERS' FAILURE TO COMPLY WITH (I) THE DEBT SERVICE COVERAGE RATIO; (II) THE MINIMUM OPERATING INCOME COVENANT; AND (III) THE TANGIBLE NET WORTH COVENANT AS OF FISCAL QUARTER ENDING APRIL 30, 1997, WHICH DEFAULTS ARE WAIVED BY THE BANK HEREIN, AND (C) THIS AMENDMENT HAS BEEN DULY AUTHORIZED, EXECUTED AND DELIVERED AND CONSTITUTES ITS LEGAL, VALID AND BINDING OBLIGATION, ENFORCEABLE IN ACCORDANCE WITH ITS TERMS.

      4. EACH BORROWER HEREBY CONFIRMS THAT ANY COLLATERAL FOR THE OBLIGATIONS, INCLUDING BUT NOT LIMITED TO LIENS, SECURITY INTERESTS, MORTGAGES, AND PLEDGES GRANTED BY SUCH BORROWER OR THIRD PARTIES (IF APPLICABLE), SHALL CONTINUE UNIMPAIRED AND IN FULL FORCE AND EFFECT.

      5. THIS AMENDMENT MAY BE SIGNED IN ANY NUMBER OF COUNTERPART COPIES AND BY THE PARTIES HERETO ON SEPARATE COUNTERPARTS, BUT ALL SUCH COPIES SHALL CONSTITUTE ONE AND THE SAME INSTRUMENT.

      6. THIS AMENDMENT WILL BE BINDING UPON AND INURE TO THE BENEFIT OF THE BORROWERS AND THE BANK AND THEIR RESPECTIVE HEIRS, EXECUTORS, ADMINISTRATORS, SUCCESSORS AND ASSIGNS.

      7. EXCEPT AS AMENDED HEREBY, THE TERMS AND PROVISIONS OF THE LOAN DOCUMENTS REMAIN UNCHANGED AND IN FULL FORCE AND EFFECT. EXCEPT AS EXPRESSLY PROVIDED HEREIN, THIS AMENDMENT SHALL NOT CONSTITUTE AN AMENDMENT, WAIVER, CONSENT OR RELEASE WITH RESPECT TO ANY PROVISION OF ANY LOAN DOCUMENT, A WAIVER OF ANY DEFAULT OR EVENT OF DEFAULT THEREUNDER, OR A WAIVER OR RELEASE OF ANY OF THE BANK'S RIGHTS AND REMEDIES (ALL OF WHICH ARE HEREBY RESERVED). EACH BORROWER EXPRESSLY RATIFIES AND CONFIRMS THE CONFESSION OF JUDGMENT AND WAIVER OF JURY TRIAL PROVISIONS.

                                                       FORM 17F - PA  REV. 12/95

WITNESS THE DUE EXECUTION HEREOF AS A DOCUMENT UNDER SEAL, AS OF THE DATE FIRST WRITTEN ABOVE.

[CORPORATE SEAL]                          NUMEREX CORP.


ATTEST:                                   BY: /S/ AUTHORIZED OFFICER
       ---------------------------------      ----------------------------------

PRINT NAME:                               PRINT NAME:
           -----------------------------             ---------------------------

TITLE:                                    TITLE:
      ----------------------------------        --------------------------------



[CORPORATE SEAL]                          DCX SYSTEMS, INC.



ATTEST:                                   BY: /S/ AUTHORIZED OFFICER
       ---------------------------------      ----------------------------------

PRINT NAME:                               PRINT NAME:
           -----------------------------             ---------------------------

TITLE:                                    TITLE:
      ----------------------------------        --------------------------------



[CORPORATE SEAL]                          DIGILOG INC.



ATTEST:                                   BY: /S/ AUTHORIZED OFFICER
       ---------------------------------      ----------------------------------

PRINT NAME:                               PRINT NAME:
           -----------------------------             ---------------------------

TITLE:                                    TITLE:
      ----------------------------------        --------------------------------



[CORPORATE SEAL]                          NUMEREX INVESTMENT CORP.



ATTEST:                                   BY: /S/ AUTHORIZED OFFICER
       ---------------------------------      ----------------------------------

PRINT NAME:                               PRINT NAME:
           -----------------------------             ---------------------------

TITLE:                                    TITLE:
      ----------------------------------        --------------------------------



[CORPORATE SEAL]                          BROADBAND NETWORKS, INC.



ATTEST:                                   BY: /S/ AUTHORIZED OFFICER
       ---------------------------------      ----------------------------------

PRINT NAME:                               PRINT NAME:
           -----------------------------             ---------------------------

TITLE:                                    TITLE:
      ----------------------------------        --------------------------------

                                                       FORM 17F - PA  REV. 12/95

                                           PNC BANK, NATIONAL ASSOCIATION

                                           BY: /S/ AUTHORIZED OFFICER
                                               ---------------------------------

                                           PRINT NAME:

                                           TITLE:



                                                       FORM 17F - PA  REV. 12/95

                           AMENDMENT TO LOAN DOCUMENTS

                                    EXHIBIT A

      A. THE LOAN DOCUMENTS THAT ARE THE SUBJECT OF THIS AMENDMENT INCLUDE THE
FOLLOWING:

            1.    LOAN AGREEMENT DATED FEBRUARY 12, 1997
            2.    CONVERTIBLE LINE OF CREDIT NOTE
            3.    PLEDGE AGREEMENTS DATED FEBRUARY 12, 1997

      B. THE LOAN DOCUMENTS ARE HEREBY AMENDED AS FOLLOWS:

            1. DEBT SERVICE COVERAGE RATIO: THE BANK HEREBY WAIVES THE DEFAULT CAUSED BY THE BORROWERS' FAILURE TO MEET THE DEBT SERVICE COVERAGE RATIO FOR THE FISCAL QUARTER ENDING APRIL 30, 1997.

            2. OPERATING INCOME: THE BANK HEREBY WAIVES THE DEFAULT CAUSED BY THE BORROWERS' FAILURE TO MEET THE MINIMUM OPERATING INCOME COVENANT FOR THE FISCAL QUARTER ENDING APRIL 30, 1997.

            3. TANGIBLE NET WORTH: THE BANK HEREBY WAIVES THE DEFAULT CAUSED BY THE BORROWERS' FAILURE TO MEET THE TANGIBLE NET WORTH COVENANT FOR THE FISCAL QUARTER ENDING APRIL 30, 1997. THE TANGIBLE NET WORTH COVENANT IN THE ADDENDUM TO THE LOAN AGREEMENT IS HEREBY DELETED AND REPLACED IN ITS ENTIRETY AS FOLLOWS:

               TANGIBLE NET WORTH. THE BORROWERS (I) WILL MAINTAIN AT ALL TIMES CONSOLIDATED TANGIBLE NET WORTH OF AT LEAST $13,000,000 AND
               (II) WILL CAUSE NUMEREX AND ITS SUBSIDIARIES TO MAINTAIN AT ALL TIMES CONSOLIDATED TANGIBLE NET WORTH OF AT LEAST $32,500,000.

                                                       FORM 17F - PA  REV. 12/95